UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2025

TUCOWS INC
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Tucows Inc., (the “Company”) with the Securities and Exchange Commission on February 14, 2025 (the “Original Report”) and is being filed solely in order to update certain information contained in Exhibit 99.1 to the Original Report related to the Company’s financial statements. The Original Report otherwise remains unchanged.

    Item 2.02 Results of Operations and Financial Condition.

On February 14, 2025, the Company filed a Current Report on Form 8-K with a press release announcing its earnings for the fourth quarter and year ended December 31, 2024 (the "Original Earnings Release"). A copy of the fully corrected press release (the “Amended Earnings Release”) is attached hereto as Exhibit 99.1, and supersedes the Original Earnings Release attached as Exhibit 99.1 to the Original Report filed February 14, 2025. Specifically, the Amended Earnings Release reflects a recognized subsequent event that reduced our previously disclosed non-cash impairment charge for property and equipment.

The previously disclosed impairment change amount for the fourth quarter and year ended December 31, 2024 was reduced by $2.81 million, reflecting updated valuation inputs. The revised non-cash impairment charge for property and equipment reduced the net loss for the Company for the fourth quarter of 2024 to $ (42.5 million), or a loss of $ (3.86) per share. The revised net loss for the full year 2024 was revised to $ (109.9 million), or a loss of $ (10.02) per share. As a result of the revision, certain other numbers were rounded down by $(1,000) for accuracy including Tucows and Ting gross profits for the fourth quarter 2024 and full year 2024, All numbers have been updated in the Amended Earnings Release and in other impacted reports for the fourth quarter and year ended December 31, 2024, including the unaudited financial statements.

The information in this Current Report on Form 8-K  and Exhibit 99.1 is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.
Exhibit Number	Exhibit
99.1	Amended version of Press Release originally issued by Tucows Inc., dated February 13, 2025, reporting financial results for the fourth quarter and full year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Ivan Ivanov
Ivan Ivanov
Chief Financial Officer

Dated: March 13, 2025